September 13, 2002

                       DREYFUS VARIABLE INVESTMENT FUND

                            SPECIAL VALUE PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

      On September 10, 2002, the shareholders of Special Value Portfolio (the "Portfolio") approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between The Dreyfus Corporation ("Dreyfus") and Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017. The management fee payable to Dreyfus by the Portfolio will remain at the annual rate of 0.75% of the value of the Portfolio' s average daily net assets. Dreyfus will compensate Jennison from the management fee it receives from the Portfolio.

      Under the Sub-Advisory Agreement and subject to Dreyfus' supervision, Jennison will provide day-to-day management of the Portfolio's investments. Effective on or about September 17, 2002, Mark G. DeFranco and Brian M. Gillott will become the Portfolio's primary portfolio managers; both have been Vice Presidents, Equity Portfolio Managers and Research Analysts of Jennison since 1998.

      The Portfolio, Dreyfus, Jennison, and Dreyfus Service Corporation (the Portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Portfolio. Each of the Dreyfus and Jennison code of ethics restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by employees of Dreyfus or Jennison does not disadvantage any fund managed by Dreyfus or Jennison, as the case may be.

                                                                       118s0902



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                                                              September 13, 2002


                        DREYFUS VARIABLE INVESTMENT FUND

                             SPECIAL VALUE PORTFOLIO

                Supplement to Statement of Additional Information
                                Dated May 1, 2002

      On September 10, 2002, the shareholders of Special Value Portfolio (the "Portfolio") approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between The Dreyfus Corporation ("Dreyfus") and Jennison Associates LLC ("Jennison"), located at 466 Lexington Avenue, New York, New York 10017. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is an indirect, wholly-owned subsidiary Prudential Financial, Inc. ("Prudential"). The management fee payable to Dreyfus by the Portfolio will remain at the annual rate of 0.75% of the value of the Portfolio's average daily net assets. Under the Sub-Advisory Agreement, Dreyfus will compensate Jennison for its services as follows from the management fee Dreyfus receives from the Portfolio:

                                                Annual Fee as a Percentage
      Average Daily Net Assets                  of Average Daily Net Assets
      ------------------------                  ---------------------------

      Up to $300 million                                   0.50%
      $300 million and over                                0.45%


      Under the Sub-Advisory Agreement and subject to Dreyfus' supervision, Jennison will provide day to-day management of the Portfolio's investments. Effective on or about September 17, 2002, Mark G. DeFranco and Brian M. Gillott will become the Portfolio's primary portfolio managers.

      The Sub-Advisory Agreement may be terminated without penalty, (i) on 60 days' notice, by Dreyfus, the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or, (ii) upon not less than 90 days' notice to the Fund and Dreyfus, by Jennison. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

      The Portfolio, Dreyfus, Jennison, and Dreyfus Service Corporation (the Portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Portfolio. Each of the Dreyfus and Jennison code of ethics restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by employees of Dreyfus or Jennison does not disadvantage any fund managed by Dreyfus or Jennison, as the case may be.

      The Portfolio contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through one or more affiliates of Jennison. The Fund's Board has adopted procedures in conformity with the 1940 Act to ensure that all brokerage commissions paid to affiliates of Jennison (or Dreyfus) are reasonable and fair. For the fiscal year ended December 31, 2001, the Portfolio paid Prudential Securities, Inc., a wholly-owned subsidiary of Prudential and an affiliate of Jennison, brokerage commissions of $1,372 which amounted to approximately 1.34% of the aggregate brokerage commissions paid by the Portfolio.

     John H. Hobbs is Chief Executive Officer and Director of Jennison. Other directors of Jennison include: Spiros Segalas; Michael A. Del Balso; Karen E. Kohler; Kathleen A. Mccarragher; Mary-jane Flaherty, Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey 07102; Philip N. Russo, Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey 07102; Victor
Y. Sim, 751 Broad Street, 17th Floor, Newark, New Jersey 07102; John R. Strangfeld, 199 Water Street, New York, New York 10292; Kevin C. Uebelein, CIO Office, 6F, 4-4-1, Nihombashi, Hongoku-cho, Chuo-Ku, Tokyo, 103-0021, Japan; Bernard B. Winograd, Eight Campus Drive, 4th Floor, Parsippany, New Jersey 07054. The address of persons for whom an address is not listed is 466 Lexington Avenue, New York, New York 10017.